EXHIBIT 99.1





     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the filing of the Annual Report on Form 10KSB for the year ended December 31, 2001 (the "Report") by Elution Technologies, Inc. (formerly Nostalgia Motorcars, Inc.), each of the undersigned hereby certifies that:

     1.   The Report complies in all material  respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2.   The  information  contained  in the  Report  fairly  presents,  in all
          material  respects,   the  financial  condition  and  results  of  the
          operations of Registrant.


Dated:  September 3, 2002
                                      /s/ Thomas Kreitzer
                                      ------------------------------
                                      Name: Thomas Kreitzer
                                      Title: Interim Chief Executive Officer


                                      /s/ Thomas Kreitzer
                                      -------------------------------
                                      Name:  Thomas Kreitzer
                                      Title: Principal Accounting Officer